UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2016
Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-36837 (Commission File Number)	36-4802442 (IRS Employer Identification Number)
533 Maryville University Drive St. Louis, Missouri 63141 (Address of principal executive offices)
Registrant's telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 1, 2016, Energizer Holdings, Inc. (the “Company”) completed its acquisition (the “Acquisition”) of HandStands Holding Corporation, a Delaware corporation (“HandStands”) pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), dated May 24, 2016, by and among Energizer Reliance, Inc., a Delaware corporation and wholly owned subsidiary of the Company formed for the purpose of effecting the transactions contemplated by the Merger Agreement (“Merger Sub”), Trivest Partners V, L.P. (“Trivest”), as representative of the stockholders of HandStands (the “Stockholders”), and HandStands. The Company is filing this Amendment on Form 8-K/A to provide the financial statements of HandStands and the pro forma financial information of the Company giving effect to the Acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of HandStands as of and for the years ended December 31, 2015 and 2014, and the notes related thereto, as well as the unaudited condensed consolidated interim financial statements of HandStands as of and for the three month periods ended March 31, 2016 and 2015, and the notes related thereto, are filed as Exhibits 99.1 and 99.2, respectively, hereto and incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2016, and the unaudited pro forma condensed combined statement of earnings of the Company for the year ended September 30, 2015 and for the 6 month period ended March 31, 2016, in each case giving effect to the Acquisition, are filed as Exhibit 99.3.
This financial information should be read in conjunction with the Company’s financial statements and accompanying notes, including the Company’s Annual Report on Form 10-K for the year ended September 30, 2015, filed with the SEC on November 20, 2015, the Company’s Quarterly Report on Form 10-Q for the six months ended March 31, 2016, filed with the SEC on May 4, 2016, as well as the HandStands historical audited consolidated financial statements and notes thereto for the year ended December 31, 2015 and the HandStands unaudited condensed consolidated financial statements and notes thereto for the quarterly period ended March 31, 2016, which are filed as Exhibit 99.1 and 99.2, respectively.

(d) Exhibits.

Exhibit Number	Description of Exhibit
23.1	Consent of WSRP, LLC, Independent Auditors.
99.1	Audited consolidated financial statements of HandStands for the years ended December 31, 2015 and 2014.
99.2	Unaudited condensed consolidated financial statements for HandStands for the three month periods ended March 31, 2016 and 2015.
99.3
Unaudited pro forma condensed combined balance sheet as of March 31, 2016, and unaudited pro forma condensed combined statement of earnings of the Company for the year ended September 30, 2015 and for the 6 month period ended March 31, 2016, in each case giving effect to the Acquisition.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
ENERGIZER HOLDINGS, INC.
By:  /s/ Brian K Hamm
Brian K. Hamm
Chief Financial Officer
Dated: September 14, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
23.1	Consent of WSRP, LLC, Independent Auditors.
99.1	Audited consolidated financial statements of HandStands for the years ended December 31, 2015 and 2014.
99.2	Unaudited condensed consolidated financial statements for HandStands for the three month periods ended March 31, 2016 and 2015.
99.3
Unaudited pro forma condensed combined balance sheet as of March 31, 2016, and unaudited pro forma condensed combined statement of earnings of the Company for the year ended September 30, 2015 and for the 6 month period ended March 31, 2016, in each case giving effect to the Acquisition.